                                   DIME UNITED
                       CREATING THE MID-ATLANTIC'S PREMIER
                                  REGIONAL BANK

                                 September 1999

                                MERGER OF EQUALS

[DIME LOGO]                                            [HUDSON UNITED BANK LOGO]

FORWARD LOOKING STATEMENT
--------------------------------------------------------------------------------

- This presentation contains certain statements regarding Dime Bancorp, Inc., Hudson United Bancorp and Dime United Bancorp, Inc. following the completion of the merger of equals discussed herein, including strategies, plans and objectives, as well as estimates and statements based on underlying estimates of future financial condition, performance and operating efficiencies on a pro forma basis and cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger.

- These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of
         1995), which involve significant risks and uncertainties. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.

- Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to the consummation of the merger, including the realization of expected cost savings from the merger; realization of the level of revenues following the merger; integration costs or difficulties; competition from both financial and non-financial institutions; changes in interest rates, deposit flows, loan demand and real estate values; changes in legislation or regulation; changes in accounting principles, policies or guidelines; the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond the control of Dime or Hudson United; and other economic, competitive, governmental, regulatory and technological factors affecting Dime, Hudson United or Dime United, specifically or the banking industry or economy generally.

- Neither Dime or Hudson United assumes any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

Transaction Structure:     Merger of Equals

Name:                      Dime United Bancorp, Inc. (Bank Holding Company)

Principal Subsidiary:      DimeBank (Commercial bank)

Headquarters:              Corporate HQ - New York City
                           Bank HQ - Mahwah, NJ

Board of Directors:        13 Dime / 12 Hudson United

Management:                Larry Toal        - Chairman & CEO until 12/31/02
                           Ken Neilson       - President & COO
                           Tony Burriesci    - Chief Financial Officer
                           John McIlwain     - Chief Credit Officer
                           Rich Mirro        - Mortgage Banking Executive
                           Tom Shara         - Commercial Lending Executive

CEO Succession:            Ken Neilson to succeed Larry Toal on 1/1/03

NYSE Ticker Symbol:        DU - to be applied for


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

Fixed Exchange Ratio:      Market based exchange ratio
                           0.585 - Dime United share per DME share
                           1.000 - Dime United share per HU share

Dividends:                 $1.00 per share annually (Implied Yield - 3.2%)

Accounting Treatment:      Pooling of interests
                           Tax free exchange

Option Agreements:         19.9% cross-options granted at market

Anticipated Closing:       1Q 2000

Pro Forma Ownership:       56% Dime / 44% Hudson United

Due Diligence:             Completed; including Y2K


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

TRANSACTION RATIONALE - DIME UNITED
--------------------------------------------------------------------------------

DIME

-        Accelerates transformation to commercial bank

-        Dramatically expands geographic footprint

-        Balances and diversifies earnings composition

HUDSON UNITED

-        Expansion into New York metro small business market

-        Provides scale and critical mass

-        Strong retail brand identity

                        CREATES VALUE FROM COST SAVINGS,
                         WITH ADDITIONAL POTENTIAL VALUE
                             FROM MULTIPLE EXPANSION

[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

MID-ATLANTIC'S PREMIER REGIONAL BANK
--------------------------------------------------------------------------------

-        Concentration in the nation's most affluent markets:

         -        Creates the 5th largest Mid-Atlantic regional bank

         - Contiguous branch system in 4 state region from Philadelphia to Hartford

         - Over 1 million households and approx. 100,000 commercial customers

-        A regional banking franchise with unique characteristics:

         -        Breadth of products required to compete with super-regionals

         - Profitability statistics compare favorably with regional peer group

         -        Diversified business mix and revenue streams

-        A unique investment opportunity:

         - Outstanding franchise in attractive markets coupled with national distribution capabilities

         - Superior transaction economics consistent with no premium merger

         - Opportunity for significant revenue enhancements not taken into account

         - Creates value from cost savings, with additional potential value from multiple expansion


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

AN EXPERIENCED BANK MANAGEMENT TEAM
--------------------------------------------------------------------------------

TOP 20 SENIOR MANAGEMENT POSITIONS HAVE BEEN DECIDED AND ANNOUNCED INCLUDING:

                                                                YEARS OF
                                                           COMMERCIAL BANKING
                                                               EXPERIENCE

Larry Toal          Chairman & CEO                                  26

Ken Neilson         President & COO                                 29

Tony Burriesci      Chief Financial Officer                         26

John McIlwain       Chief Credit Officer                            35

Rich Mirro          Mortgage Banking Executive                      20

Tom Shara           Commercial Lending Executive                    18


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

LOW RISK TRANSACTION
--------------------------------------------------------------------------------

-        All the tough decisions have been made:

         -        Social issues have been decided

         -        Key senior management identified

-        Management uniquely positioned to successfully execute transaction:

         -        Dime/Anchor - one of the industry's most successful MOEs

         - Successful acquisition integration a core competency for both companies

-        Compatible corporate culture and strategy:

         - Both companies committed to high-performing commercial bank profitability

         -        Community-based consumer and business banking strategy

-        Integration risk mitigated by:

         -        Complementary branch networks

         -        Complementary product offerings and skill sets

         -        Strong regional brand

         - Cost savings principally derived from non-customer contact areas

[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

DIME UNITED FINANCIAL TARGETS
--------------------------------------------------------------------------------

                        PRO FORMA (1)           GOALS            PEER GROUP (2)
Net Interest Margin         3.38%               4.00%+                3.96%

Efficiency Ratio              44%           less than 45%               48%

ROA                         1.35%               1.50%+                1.48%

ROE                         20.0%               20.0%+                17.7%

EPS Growth                    -                   12%+                10.1%

(1)      Including synergies and pro forma for pending acquisitions.

(2) Peer group includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

                                 COMBINATION OF
                            TWO COMPANIES COMMITTED
                             TO BUILDING SHAREHOLDER
                                     VALUE


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF DIME BANCORP, INC.
--------------------------------------------------------------------------------

GROWTH IN DIME'S SHAREHOLDER VALUE HAS ACCELERATED IN RECENT YEARS:

-        Improving Quality of Earnings

-        Increasing Net Interest Margin

-        Transforming Balance Sheet Towards Commercial Bank Composition

-        Shareholder-Oriented Redeployment of Excess Capital

-        Strategic Investments and Acquisitions in New and Existing Businesses


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF DIME BANCORP, INC.
--------------------------------------------------------------------------------

BALANCE SHEET TRANSFORMATION
LOAN DIVERSIFICATION

                                                    12/31/97             6/30/99
Commercial Real Estate, Consumer, Business               24%                 36%
Residential                                              76%                 64%

Yield on Loans:                                        7.58%               7.28%

BALANCE SHEET TRANSFORMATION
CORE DEPOSIT GROWTH

                                          12/31/97                       6/30/99
Core Deposits                                  44%                           53%
Time Deposits                                  56%                           47%
Costs of Deposits:                           4.19%                         3.49%

EXPANDING NET INTEREST MARGIN

1996                                                                       2.40%
1997                                                                       2.51%
1998                                                                       2.68%
2Q 1999                                                                    2.94%

HIGHER FEE INCOME
FEE INCOME/TOTAL REVENUE

1996                                                                       17.6%
1997                                                                       21.6%
1998                                                                       34.7%
2Q 1999                                                                    40.4%

COST CONTROLS IN PLACE
EFFICIENCY RATIO

1996                                                                       51.8%
1997                                                                       52.0%
1998                                                                       54.6%
2Q 1999                                                                    51.2%

SOLID ASSET QUALITY
NET CHARGE-OFF RATIO

1996                                                                       0.61%
1997                                                                       0.55%
1998                                                                       0.24%
2Q 1999                                                                    0.11%


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF DIME BANCORP, INC.
--------------------------------------------------------------------------------

RETURN ON AVERAGE ASSETS

                  1Q                 2Q                 3Q                  4Q
1996             0.58%              0.59%              0.62%               0.63%
1997             0.69%              0.75%              0.78%               0.89%
1998             0.91%              1.01%              1.08%               1.07%
1999             1.09%              1.15%

RETURN ON AVERAGE EQUITY

                  1Q                 2Q                  3Q                 4Q
1996             11.9%              11.7%               12.2%              12.2%
1997             12.7%              14.2%               15.1%              14.9%
1998             15.4%              16.4%               16.7%              16.8%
1999             16.8%              16.7%


NOTE:  OPERATING EARNINGS BASIS.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF DIME BANCORP, INC.
--------------------------------------------------------------------------------

                      1Q                2Q                3Q                 4Q
1996                $0.27             $0.27             $0.28              $0.29
1997                $0.31             $0.35             $0.38              $0.41
1998                $0.43             $0.47             $0.49              $0.51
1999                $0.52             $0.54

                                   22% CAGR

NOTE:  OPERATING EARNINGS BASIS.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF HUDSON UNITED BANCORP, INC.
--------------------------------------------------------------------------------

HIGH PERFORMANCE BANKING

-        Superior Profitability Statistics

-        Successful Integration Track Record - 23 acquisitions over last 5 years

-        Consistent Improvement in Efficiency Levels

-        Attractive Retail Footprint

-        Attractive Low Cost Deposit Base


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF HUDSON UNITED BANCORP, INC.
--------------------------------------------------------------------------------

IMPROVING EFFICIENCY
EFFICIENCY RATIO

1996                                                                       54.0%
1997                                                                       50.4%
1998                                                                       49.6%
2Q 1999                                                                    46.7%

HIGHER FEE INCOME

1996                                                                       $  40
1997                                                                       $  45
1998                                                                       $  53
2Q 1999                                                                    $  65

                                   21% CAGR

STRONG - DESPITE THRIFT ACQUISITIONS
NET INTEREST MARGIN

1996                                                                      5.05%
1997                                                                      5.20%
1998                                                                      4.10%
2Q 1999                                                                   4.15%

                             3.96% - Bank Median

LOAN DISTRIBUTION AS OF 6/30/99

Commercial Loans                               20%
Residential Mtge. Fixed                        28%
Residential Mtge. Adj.                         17%
Consumer Loans                                 16%
Commercial Mtge.                               19%
  Yield on Loans                             8.51%

LOW COST DEPOSIT BASE

Time Deposits                                                               42%
DDA                                                                         18%
NOW/MMDA                                                                    18%
Savings                                                                     22%
  Cost of Deposits                                                        2.62%

SOLID ASSET QUALITY
NPAs/TOTAL ASSETS

1996                                                                       1.20%
1997                                                                       1.23%
1998                                                                       0.36%
2Q 1999                                                                    0.29%


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF HUDSON UNITED BANCORP, INC.
--------------------------------------------------------------------------------
CONSISTENTLY SUPERIOR PROFITABILITY STATISTICS

ROA

                     1996                                                  1.50%
                     1997                                                  1.67%
                     1998                                                  1.46%
            June 30, 1999                                                  1.45%

ROE

                     1996                                                  20.0%
                     1997                                                  24.4%
                     1998                                                  21.9%
            June 30, 1999                                                  23.3%


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

PROFILE OF HUDSON UNITED BANCORP, INC.
--------------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE

                                                          Percent
                                                          Increase

1993                                    $ 1.26              --
1994                                    $ 1.50              19%
1995                                    $ 1.67              11%
1996                                    $ 1.75               5%
1997                                    $ 2.04              17%
1998                                    $ 2.21               8%
1999                                    $ 2.48              12%
                                   12% CAGR


Note:  Excludes special charges.
1999 represents six-months ended June 30, 1999 annualized.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

OVERVIEW OF DIME UNITED
--------------------------------------------------------------------------------
(Dollars in Billions)

--------------------------------------------------------------------------------
                                                                    DIME UNITED
--------------------------------------------------------------------------------
Market Cap.                                                            $ 3.6
SELECTED BALANCE SHEET DATA:(1)
   Gross Loans                                                         $19.4
   Total Assets                                                         32.5
   Deposits                                                             21.7
   Common Equity                                                         2.0
PROFITABILITY STATISTICS:(2)
     Net Interest Margin(3)                                             3.38%
     Fee Income / Total Revenue                                         33.6
     Efficiency Ratio                                                   44.2
     Return on Avg. Assets                                              1.35
     Return on Avg. Equity                                              20.0
     Cash ROAA                                                          1.45
     Cash ROAE                                                          28.1
TOTAL BRANCHES                                                           334
--------------------------------------------------------------------------------

Note:  Market data as of September 14, 1999.

(1)      Pro forma as of June 30, 1999, including all pending acquisitions.

(2)      Pro forma with full phase-in of synergies.

(3)      Pro forma for all announced acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

                               CREATING THE MID-
                               ATLANTIC'S PREMIER
                                  REGIONAL BANK


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

MID-ATLANTIC'S PREMIER REGIONAL BANK
--------------------------------------------------------------------------------

DIME UNITED RANKS AS THE 5TH LARGEST BANK IN THE MID-ATLANTIC REGION:

TOP MID-ATLANTIC REGIONALS(1)
(DOLLARS IN BILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           REGIONAL MARKET
      RANK        INSTITUTION                        DEPOSITS(2)        BRANCHES(2)             SHARE             MARKET CAP(3)
-----------------------------------------------------------------------------------------------------------------------------------
        1         First Union                           $49.0              779                     11.5%                $39.2
        2         Fleet Boston                           35.3              572                      8.3                  34.4
        3         Bank of New York                       26.5              354                      6.3                  26.5
        4         HSBC                                   23.7              233                      5.6                   -
-----------------------------------------------------------------------------------------------------------------------------------
        5         DIME UNITED PRO FORMA                  22.3              334                      5.2                   3.6
-----------------------------------------------------------------------------------------------------------------------------------
        6         Summit                                 21.6              413                      5.1                   5.9
        7         PNC                                    18.3              347                      4.3                  15.7
        8         GreenPoint                             11.0               73                      2.6                   2.6
        9         Sovereign                              10.7              221                      2.5                   1.8
       10         Astoria Financial                       9.6               92                      2.3                   1.7
       11         North Fork                              9.2              159                      2.2                   3.4
       12         Mellon                                  7.9              138                      1.9                  17.4
-----------------------------------------------------------------------------------------------------------------------------------

(1) Defined as CT, NJ, NY Metropolitan Area and Chester, Delaware, Montgomery and Philadelphia counties in PA. Excludes money center banks.

(2) Within region, as of June 30, 1998, as reported by SNL, pro forma for all pending acquisitions.

(3) On a pro forma basis including pending acquisitions as of September 14, 1999.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

MID-ATLANTIC'S PREMIER REGIONAL BANK
--------------------------------------------------------------------------------
CONTIGUOUS BRANCH NETWORK IN FOUR STATE REGION FROM PHILADELPHIA TO HARTFORD:



[MAP]


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

MID-ATLANTIC'S PREMIER REGIONAL BANK
--------------------------------------------------------------------------------
DIME UNITED FRANCHISE IS CONCENTRATED IN THE U.S.' MOST AFFLUENT AND DENSELY POPULATED MARKETS:

- Market area includes 8 of the nation's 25 most affluent counties

- Median HH Income 125% of national average

- Population in footprint of 26 million or 9.6% of U.S.

-----------------------------------------------------------------------------------------------------------------------------------
                                      DIME UNITED PRO FORMA              MEDIAN                  NATIONAL              HH INCOME
                                             DEPOSITS                   HH INCOME                  RANK                 GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
New York Metro Area (1)                      $13.4B                     $45,297 (2)                 6 (5)                8.3%
New Jersey                                     5.6                       52,423                     1                   11.9
Connecticut                                    2.1                       52,415                     2                   10.5
Philadelphia Metro Area(3)                     1.2                       40,863 (4)                18 (5)               11.2
Dime United/
     Mid-Atlantic Region                     $22.3                      $47,991                     -                   10.0%
     U.S. Average                               -                       $38,302                     -                   10.3%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes New York MSA, Long Island, Westchester, Rockland, Ulster, Putnam, Dutchess, Sullivan and Orange Counties.

(2)      Weighted average of New York Metro Area counties.

(3) Includes Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania.

(4) Weighted average of Philadelphia Metro Area counties of Chester, Delaware, Montgomery, and Philadelphia Counties.

(5)      If New York Metro and Philadelphia Metro Areas were ranked as states.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
--------------------------------------------------------------------------------

PRO FORMA PROFITABILITY STATISTICS CONSISTENT WITH THAT OF HIGH PERFORMING REGIONAL PEER GROUP:

-        Market multiple significantly lower than peers

--------------------------------------------------------------------------------
                                          DIME UNITED
                                          PRO FORMA(2)           PEER GROUP(3)
--------------------------------------------------------------------------------
Price / 1999E EPS                              8.5x                    13.0x

Net Interest Margin                           3.38%                    3.96%

Fee Income/Total Revenue                      33.6                     21.7

Efficiency Ratio(1)                           44.2                     47.9

Return on Avg. Assets                         1.35                     1.48

Return on Avg. Equity                         20.0                     17.7

Cash ROAA                                     1.45                     1.61

Cash ROAE                                     28.1                     22.6
--------------------------------------------------------------------------------

Note: Market data as of September 14, 1999. Financial information includes all pending acquisitions.

(1)      Excludes goodwill amortization.

(2) Includes full phase-in of projected cost savings and all pending acquisitions.

(3) Peer group includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
--------------------------------------------------------------------------------

MIGRATING DIME UNITED'S LOAN COMPOSITION TO PEER AVERAGE WILL ENHANCE YIELD:

                                     Dime United               Regional Peers(1)
Residential                               52%                         43%
Commercial Real Estate                    21%                         22%
Consumer                                  17%                         16%
Business                                  10%                         19%

AVERAGE LOAN YIELD:                     7.62%                       7.96%

Note: Financial data as of June 30, 1999, including all pending acquisitions.

(1) Peer group includes Associated, M&T, North Fork, and Summit pro forma for all announced acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
--------------------------------------------------------------------------------

DIME UNITED'S DEPOSIT MIX ALREADY LOWER COST THAN THAT OF PEERS:

                                           Dime United         Regional Peers(1)
Demand                                          16%                    18%
Savings and Money Market                        39%                    35%
Time                                            45%                    47%

COST OF DEPOSITS:                             3.35%                  3.52%

Note: Financial data as of June 30, 1999, including all pending acquisitions.

(1) Peer group includes Associated, M&T, North Fork, and Summit pro forma for all announced acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
--------------------------------------------------------------------------------

DIME UNITED'S ESTIMATED PRO FORMA EARNINGS COMPOSITION IS BOTH BALANCED AND
DIVERSIFIED:

Consumer Financial Services                                 52%
Commercial Banking                                          25%
Mortgage Banking                                            13%
Consumer Lending                                            10%

Note: Financial data as of June 30, 1999, including all pending acquisitions.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
--------------------------------------------------------------------------------

A REGIONAL BANK WITH A SUPER-REGIONAL PRODUCT SET:

-        Consumer Loan Products

         -        Home Equity                     [DIME LOGO]  [HUB LOGO]

         -        Auto                            [DIME LOGO]

         -        Credit Card                                  [HUB LOGO]

-        Non-Banking Services

         -        Investment Products             [DIME LOGO]  [HUB LOGO]

         -        Insurance                       [DIME LOGO]

         -        Venture Capital                 [DIME LOGO]

         -        Trust Services                               [HUB LOGO]

         -        Private Label Credit Card                    [HUB LOGO]

-        Consumer Banking

         -        PC Banking                      [DIME LOGO]  [HUB LOGO]

         -        Deposit Services                [DIME LOGO]  [HUB LOGO]

         -        Advest Joint Venture                         [HUB LOGO]

         -        ATM Network                     [DIME LOGO]  [HUB LOGO]

         -        24/7 Telebank                   [DIME LOGO]  [HUB LOGO]

-        Business Banking Products

         -        Small Business Lending          [DIME LOGO]  [HUB LOGO]

         -        Business Checking               [DIME LOGO]  [HUB LOGO]

         -        PC Business Banking                          [HUB LOGO]

         -        Community Municipal Banking                  [HUB LOGO]

         -        Pension/401(k) Services                      [HUB LOGO]

-        Commercial Banking

         -        Commercial Lending              [DIME LOGO]  [HUB LOGO]

         -        Commercial RE Lending           [DIME LOGO]  [HUB LOGO]

         -        Cash Management                 [DIME LOGO]  [HUB LOGO]

         -        Asset-Based Lending                          [HUB LOGO]

         -        Middle Market Leasing           [DIME LOGO]  [HUB LOGO]

-        Mortgage Banking

         -        Originations                    [DIME LOGO]

         -        Servicing                       [DIME LOGO]


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

                        A UNIQUE INVESTMENT OPPORTUNITY



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

PRO FORMA'S BASED ON ALREADY IDENTIFIED COST SAVINGS OPPORTUNITIES:

- Represents 8.6% of combined expense bases and 13.7% excluding North American Mortgage

- $136 million pre-tax merger charge - $94 million after-tax

SOURCES OF COST SAVINGS
(DOLLARS IN MILLIONS)

--------------------------------------------------------------------------------
                                                2000                   2001
--------------------------------------------------------------------------------
Staff-related                                    $20                   $42
Systems                                            3                     7
Facilities/Branches                                3                     7
Other                                             11                    22
                                                -----                 -----
          Total (Pre-tax)                        $37                   $78
          Total (After-tax)                      $24                   $50
--------------------------------------------------------------------------------


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

NET INTEREST MARGIN INITIATIVES TO INCLUDE:

                                   INITIATIVE


         -        Migration of loan composition to higher yielding mix



         -        Continue to improve deposit mix/costs


         -        Improve asset mix

                                     COMMENT

         -        Hudson United's loan yields 127 bps higher than Dime's

         -        Dime/Hudson United have grown demand deposits by approx. 15%
                  since 1997

         -        Decrease securities portfolio as a percent of earning assets


               IMPROVE DIME UNITED'S NET INTEREST MARGIN TO 4.00%+


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

REVENUE ENHANCEMENT OPPORTUNITIES IDENTIFIED BUT NOT FACTORED INTO PRO FORMA:

                                       HOW

-        Adopt best of class sales practices

-        Leverage core competencies:

         -        Commercial lending

         -        Home equity lending

         -        Retail deposit services

         -        Investment and insurance prod.

         -        Mortgage lending

-        Leverage brand and scale

                                   OPPORTUNITY

-        Consumer lending

         -        Auto

         -        Home equity

-        Business banking

         -        Loan originations

-        Consumer banking

         -        Insurance and securities sales

         -        Increased fee opportunities (ie, debit card, ATM)

         -        Core deposit growth

-        Leverage national business lines

                                     IMPACT

         INITIATIVES IDENTIFIED TO DATE WOULD APPROXIMATE $20 MILLION ADDITIONAL CONTRIBUTION ANNUALLY


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

PRO FORMA'S PREDICATED ON CONSERVATIVE COST SAVINGS PROJECTIONS AND NO REVENUE
ENHANCEMENTS:

(Dollars in Millions)

--------------------------------------------------------------------------------
                                                       2000               2001
--------------------------------------------------------------------------------
Dime Stand Alone Net Income(1)                         $ 269             $ 299
Hudson United Stand Alone Net Income(1)                  147               164
Cost Savings (After-tax)                                  24                50
Other (After-tax)(2)                                       4                 8
                                                       -----             -----
      Pro Forma Net Income                             $ 444             $ 521
Dime United Pro Forma EPS                              $3.89             $4.56

Hudson United Stand Alone EPS                           2.83              3.16
     Accretion/(Dilution)                               37.4%             44.5%

Dime Stand Alone EPS                                   $2.39             $2.66
     Accretion/(Dilution)                               (4.9)%             0.1%
--------------------------------------------------------------------------------

(1)      Based on IBES EPS estimates.

(2) Includes tax savings and reinvestment of synergies net of interest costs.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

VALUE CREATION RESULTING FROM THE TRANSACTION IS BOTH SIGNIFICANT AND PROPORTIONALLY SHARED AMONG BOTH SHAREHOLDER BASES:

(DOLLARS IN MILLIONS)

--------------------------------------------------------------------------------
                                             DME        HU         PRO FORMA
--------------------------------------------------------------------------------
   Market Capitalization                    $1,986     $1,569       $3,554

   2000E Net Income                            270        147          417

   Implied P/E Multiple                        7.4x      10.6x         8.5x

   Cost Savings (Fully Phased In)                -          -       $   50

   % Ownership                                  56%        44%         100%

   Cost Savings per Partner                 $   28     $   22           50

   Weighted Average Multiple                                           8.5x


   Impact of Applying Weighted
   Average Multiple on Synergies            $  238     $  188       $  426

   Pro Forma Market Cap                      2,224      1,757        3,981

--------------------------------------------------------------------------------
   % THEORETICAL INCREASE IN MARKET VALUE     12.0%      12.0%        12.0%
--------------------------------------------------------------------------------

Note: Market data as of September 14, 1999.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------

VALUE CREATED BY REALIZATION OF COST SAVINGS COULD BE SIGNIFICANTLY ENHANCED WITH MULTIPLE EXPANSION:

--------------------------------------------------------------------------------
                             PRO FORMA(1)                             IMPLIED
                             DIME UNITED         PEER GROUP(2)         UPSIDE
--------------------------------------------------------------------------------
Pro Forma Market Cap.           $3.6 Billion           -                 -

Implied Multiple to:

      1999E EPS                  8.5x                13.0x              54%

      2000E EPS                  7.7                 11.8               53

      Book Value                1.69                 2.39               41

      Tangible Book Value       2.39                 3.16               32
--------------------------------------------------------------------------------

Note:  Market data as of September 14, 1999.

(1)      Includes full phase-in of synergies.

(2) Includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

CONCLUSION
--------------------------------------------------------------------------------

-        Creates the 5th largest Mid-Atlantic regional bank

-        Concentrated market shares in U.S.' most affluent markets

-        Profitability compares favorably with that of its Regional Peer Group

-        Experienced commercial bank management team

-        Low risk/high potential transaction


                         (Downward Pointing Arrow)

-------------------------------------------------------------------------
             CREATING SIGNIFICANT FRANCHISE AND SHAREHOLDER VALUE
-------------------------------------------------------------------------



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

                                    APPENDIX


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

COMBINED BALANCE SHEET
--------------------------------------------------------------------------------

(As of June 30, 1999; In Millions)

--------------------------------------------------------------------------------
                                         DIME        HUDSON UNITED     COMBINED
--------------------------------------------------------------------------------
ASSETS
  Cash and Short-Term Investments       $ 6,385         $4,044         $10,429
  Net Loans                              13,929          5,192          19,121
  Goodwill                                  531            110             641
    Other Assets                          1,924            350           2,274
                                        -------         ------         -------
    Total Assets                        $22,769         $9,695         $32,465

LIABILITIES AND EQUITY
  Deposits                              $14,725         $6,971         $21,696
  Borrowings                              5,398          1,896           7,294
  Other Liabilities                       1,000            156           1,156
                                        -------         ------         -------
    Total Liabilities                   $21,123         $9,023         $30,146
  Capital Securities                        152            125             277
  Common Equity                           1,493            547           2,040
                                        -------         ------         -------
    Total Liabilities and Equity        $22,769         $9,695         $32,465
--------------------------------------------------------------------------------


NOTE: INCLUDES ALL PENDING ACQUISITIONS.



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

COMBINED INCOME STATEMENT
--------------------------------------------------------------------------------

(For the Quarter Ended June 30, 1999 Annualized; In Millions)

--------------------------------------------------------------------------------
                                 DIME       HUDSON UNITED (1)         COMBINED
--------------------------------------------------------------------------------
Interest Income                $1,340            $642                  $1,982
Interest Expense                  780             294                   1,074
                               ------            ----                  ------
Net Interest Income            $  560            $348                  $  908

Provision for Loan Losses          30              18                      48

Non-Interest Income               610              88                     698
Non-Interest Expense              754             242                     996
                               ------            ----                  ------
Pretax Income                  $  386            $175                  $  561

Net Income                     $  243            $116                  $  359
--------------------------------------------------------------------------------


(1)      INCLUDES PENDING POOLING-OF-INTERESTS TRANSACTIONS.



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

DIME FINANCIAL TRENDS
--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA
(In Millions)

--------------------------------------------------------------------------------
                                    1996        1997        1998     2Q 1999
--------------------------------------------------------------------------------
PERFORMANCE DATA(1)
     ROAA                            0.52%       0.60%       1.11%      1.15%
     ROAE                            10.4        11.0        17.8       16.7
     Net Interest Margin             2.40        2.51        2.68       2.94
     Fee Income/Total Revenues       17.6        21.6        34.7       40.4
     Efficiency                      51.8        52.0        54.6       51.2
BALANCE SHEET DATA(2)
     Total Loans                  $10,738     $12,985     $12,748    $14,063
     Total Deposits                12,857      13,847      13,651     14,725
     Total Assets                  18,870      21,848      22,321     22,769
     Total Equity(3)                1,022       1,511       1,548      1,646
     Loans/Deposits                  83.5%       93.8%       93.4%      95.5%
     Equity/Assets                   5.42        6.92        6.93       7.23
CREDIT QUALITY
     Reserves/Total Loans(2)         0.99%       0.81%       0.82%      0.86%
     Net Charge-off Ratio            0.61        0.55        0.24       0.11
--------------------------------------------------------------------------------

(1)      As reported for year end and second quarter annualized for 1999.

(2)      Includes pending acquisitions.

(3)      Includes capital securities.



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

HUDSON UNITED FINANCIAL TRENDS
--------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(IN MILLIONS)

--------------------------------------------------------------------------------
                                  1996        1997        1998        2Q 1999
--------------------------------------------------------------------------------
PERFORMANCE DATA(1)
     ROAA                         1.50%       1.67%        1.46%        1.45%
     ROAE                         20.0        24.4         21.9         23.3
     Net Interest Margin          5.05        5.20         4.10         4.15
     Fee Income/Total Revenues    17.0        17.5         18.2         20.1
     Efficiency                   54.0        50.4         49.6         46.7
BALANCE SHEET DATA(2)
     Total Loans                $4,854      $4,907       $4,871       $5,269
     Total Deposits              6,690       6,777        6,773        6,971
     Total Assets                8,258       8,650        8,898        9,695
     Total Equity(3)               672         744          746          672
     Loans/Deposits               72.6%       72.4%        71.9%        75.6%
     Equity/Assets                8.14        8.60         8.38         6.93
CREDIT QUALITY
     Reserves/Total Loans         1.70%       1.73%        1.56%        1.52%
     Net Charge-off Ratio         0.70        0.50         0.95         0.55
--------------------------------------------------------------------------------

(1)      Not restated for pooling-of-interests transactions.

(2)      Restated for pooling-of-interests transactions.

(3)      Includes capital securities.



[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

DIME GOODWILL LAWSUIT
--------------------------------------------------------------------------------
DIME UNITED MAINTAINS THE GOODWILL LAWSUIT CLAIM AGAINST THE U.S. GOVERNMENT:

-        Dime's case expected to go to trial by year end 2000

- Write-off of approximately $560MM of supervisory goodwill and capital credit:(1)

         -        Represents approx. 115% of goodwill written-off by Glendale

         -        Glendale awarded approx. $900MM in damages


(1)      $717 million of regulatory capital.


[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]

HUDSON UNITED BANCORP, INC.'S ACQUISITIONS
--------------------------------------------------------------------------------
FRANCHISE SUCCESSFULLY BUILT THROUGH SERIES OF STRATEGIC ACQUISITIONS:

------------------------------------------------------------------------------------------------------------------------------------
                                                           PURCHASE
INSTITUTION                               DATE            PRICE PAID           ASSETS       DEPOSITS       LOANS        MARKET
------------------------------------------------------------------------------------------------------------------------------------
Westport Bancorp, Inc.                     12/96             $ 68              $  313        $  259        $  183           CT
The Bank of Southington                     1/98               27                 134           122            85           CT
Security National Bank & Trust              2/98               11                  85            77            48           NJ
Poughkeepsie Financial                      4/98              136                 875           611           648           NY
MSB Bancorp                                 5/98              115                 765           686           375           NY
First Union Branches                        6/98               32                  NA           320           0.4           NJ
Community Financial                         8/98               30                 163           137            87           NJ
Dime Financial                              8/98              201               1,019           817           374           CT
IBS Financial                               8/98              227                 738           560           218           NJ
FNB Branch Purchase                         3/99                9                 141           151             -           CT
Little Falls Bancorp, Inc.                  5/99               55                 351           234           153           NJ
Advest Bank Asset Purchase               pending                2                 196           150           159           CT
Southern Jersey Bancorp                  pending               54                 452           429           231           NJ
JeffBanks                                pending              374               1,858         1,245         1,265          PA/NJ
------------------------------------------------------------------------------------------------------------------------------------




[Dime Logo]                                                       [Hudson United
                                                                      Bank Logo]